EXHIBIT 10.20


         NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE GEORGIA SECURITIES ACT OF 1973 OR ANY OTHER APPLICABLE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED OR SOLD, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ISSUED OR SOLD, IF AT ALL, IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH LAWS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING INCLUDING, BUT NOT LIMITED TO, PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973. THIS WARRANT HAS BEEN ACQUIRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ACQUIRED, IF AT ALL, FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR DISPOSED OF IN ANY MANNER EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH LAWS.

                        GRAY COMMUNICATIONS SYSTEMS, INC.

                                     Warrant

         GRAY COMMUNICATIONS SYSTEMS, INC., a Georgia corporation (the "Company"), hereby certifies that, for value received, BULL RUN CORPORATION, a Georgia corporation (together with its registered or authorized assigns, the "Holder"), is entitled, subject to the terms hereof, to purchase from the Company upon surrender of this Warrant (this "Warrant") at any time during the period described in Section 2 hereof, Two Hundred Fifty Thousand (250,000) shares of Common Stock (as defined below) of the Company (the "Warrant Shares") (as adjusted from time to time as provided in this Warrant), at the Warrant Exercise Price (as defined below) per share.

                                   DEFINITIONS

                  SECTION 1. (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

                  "Business Day" means a day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia are authorized or obligated by law or required by executive order to be closed, and a day on which the New York Stock Exchange is closed.

                  "Closing Date" means the date on which the Preferred Stock is purchased in accordance with the terms of the Preferred Stock Agreement.

                  "Common Stock," when used with reference to stock of the Company, means all shares now or hereafter authorized of Class A Common Stock, no par value, of the Company and stock of any other class of the common equity of the Company into which such shares may hereafter have been changed and other rights or securities convertible into shares of Class A Common Stock of the Company.

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                  "Conversion Price" means the price per share for which Common
Stock is issuable upon the conversion or exchange of Convertible Securities, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                  "Convertible Securities" mean any securities issued by the Company or an Affiliate which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Expiration Date" means the tenth anniversary of the date hereof.

                  "Market Price" of a share of Common Stock on any day means the average closing price of a share of Common Stock for the twenty (20) consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 10 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock are not publicly traded, the Market Price for such day shall be the book value of a share of Common Stock of the Company as disclosed in the last balance sheet of the Company regularly prepared by the Company.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

                  "Preferred Stock Agreement" means that certain Preferred Stock Exchange and Purchase Agreement dated as of September 24, 1996, between the Company and the above-named Holder.

                  "Preferred Stock" means the Company's Series B Preferred Stock, no par value per share, issued to the above-named Holder pursuant to the Preferred Stock Agreement.

                  "Registrable Securities" means the Warrant Shares and any securities issued or issuable upon exercise of this Warrant. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) or are saleable pursuant to Rule 144(k) (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 20, 21 and 22 hereof, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, fees and other expenses

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associated with filings with the National Association of Securities Dealers,
Inc. (including, if required, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel), all printing expenses, messenger, telephone, duplication, word processing and delivery expenses incurred by the Company, the fees and disbursements of counsel for the Company and of its independent public accountants, the fees and disbursements of counsel retained by the holders of Registrable Securities, Securities Act liability insurance if the Company so desires such insurance, rating agency fees and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, fees and disbursements of all independent certified public accountants including, without limitation, the expenses of any special audits made by such accountants required by or incident to such performance and compliance, but not including such holders' proportionate share of underwriting discounts and commissions.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Strike Price" means the price per share for which Common Stock is issuable upon the exercise of any rights, options or warrants for the purchase of Common Stock, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the grant of such rights, options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options or warrants, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants.

                  "Warrant Exercise Price" initially shall be $24 per share.

                  (b)      Other Definitional Provisions.

                           (i) Except as otherwise specified herein, all
references herein (A) to any Person other than the Company shall be deemed to include such Person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and assigns, and (C) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii) When used in this Agreement, the words "herein",
"hereof" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of and Exhibits to this Agreement unless otherwise specified.

                           (iii) Whenever the context so requires, the neuter
gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                  SECTION 2.  Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, including, but not limited to, Sections 19 and 33 hereof, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours on or after the second anniversary of the date hereof and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice of such Holder's election to exercise this Warrant to the Company's office located at the address set forth in Section 28 hereof, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to

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which the Warrant is being exercised in cash, by certified or official bank check or the cancellation of all or any of the shares of the Preferred Stock,
(iii) surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the Holder), and (iv) if the Warrant Shares issuable upon the exercise of the rights represented by this Warrant have not been registered under the Securities Act, delivery to the Company by the Holder of a letter in the form of Exhibit A hereto; provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer subject to the provisions of
Section 18. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, such Holder within a reasonable time after such rights shall have been so exercised. Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised. The entity in whose name any certificate for Warrant Shares is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open. If this Warrant is not exercised on or prior to the Expiration Date, this Warrant shall become void and all rights of the Holder hereunder shall cease.

                  (b) Notwithstanding the provisions of Section 2(a) hereof to the contrary, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours on or after the date hereof and prior to the close of business on the Expiration Date upon the occurrence of any of the following:

                  (i) any change in control of the Company by any means whatsoever, including without limitation, by acquisition of securities, merger, consolidation, recapitalization or reorganization of the Company;

                  (ii)     any partial or complete liquidation of the Company;

                  (iii) any sale or disposition of fifty percent (50%) or more of the assets of the Company;

                  (iv) any public offering of all or part of any class of securities issued by the Company pursuant to an effective registration statement under the Securities Act, other than a public offering consummated prior to December 31, 1996;

                  (v) any tender offer for more than twenty percent (20%) of any outstanding class of securities issued by the Company; or

                  (vi) any sale or other disposition by the Company of capital stock of the Company constituting (on a cumulative basis) more than fifty percent (50%) of the capital stock of the Company then outstanding


                  SECTION 3. Covenants. The Company covenants and agrees that all securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, claims and encumbrances. The Company further covenants and agrees that (i) during the period within which the rights

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represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and (ii) it will, at its expense, use its best efforts to cause such shares to be listed (subject to issuance or notice of issuance) on all stock exchanges, if any, on which the Common Stock may become listed during such period.

                  SECTION 4. Adjustment of Warrant Exercise Price Upon Stock Splits, Dividends, Distributions and Combinations. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities which are convertible with no additional consideration into shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion); and conversely, in case the shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  SECTION 5. Reorganization or Reclassification. In case of any capital reorganization, or of any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination), or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the assets of the Company shall be effected in a manner by which the holders of Common Stock shall be entitled to securities or assets with respect to or in exchange for Common Stock, then this Warrant shall, after such capital reorganization, reclassification of capital stock, merger or sale of assets, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation to which the Holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale. The Company shall not effect any such capital reorganization, reclassification of capital stock, consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom or the corporation purchasing such assets shall, by written instrument executed and mailed to the Holder hereof at the last address of such Holder appearing on the books of the Company, (i) assume the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (ii) agree to be bound by all the terms of this Warrant.

                  SECTION 6.  Anti-Dilution Adjustments.

         (a) Issuance of Additional Shares. In case at any time the Company shall issue or sell any shares of its Common Stock (excluding shares issued upon the exercise of this Warrant and excluding shares issued in a public offering) for a consideration per share less than the Market Price on the date of such issue or sale, the Warrant Exercise Price shall be reduced to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (ii) the aggregate consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of
(iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (iv) the Market Price immediately prior to such issue or sale.


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         (b) Issuance of Rights, Options or Warrants. In case at any time the
Company shall grant (whether directly or by assumption in a merger or otherwise) any rights (other than the rights represented by this Warrant), options or warrants to subscribe for or to purchase shares of Common Stock, whether or not such rights, options or warrants are immediately exercisable, and the Strike Price is less than the Market Price as of the date such rights, options or warrants are granted, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants shall be deemed to have been issued at the Strike Price. Except as otherwise provided in Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such rights, options or warrants.

         (c) Issuance of Convertible Securities. In case at any time the Company shall issue any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities are immediately exercisable, and the Conversion Price is less than the Market Price as of the date such Convertible Securities are issued, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to have been issued at the Conversion Price. Except as otherwise provided in Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such Convertible Securities.

         (d) Change in Strike Price, Conversion Price or Conversion Rate. If (i) the Strike Price for any right, option or warrant for the purchase of Common Stock, (ii) the Conversion Price of any Convertible Security or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time (other than by reason of provisions designed to protect against dilution), the Warrant Exercise Price in effect at the time such event occurs shall be readjusted to the Warrant Exercise Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities still outstanding provided for such changed Strike Price, Conversion Price or conversion rate, as the case may be, at the time such rights, options or warrants were initially granted or such Convertible Securities were initially issued. Upon the expiration of any such right, option or warrant or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect shall be increased to the Warrant Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been granted or issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

         (e) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold in whole or in part for consideration other than cash, the amount of such consideration shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation as determined by the Board of

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Directors of the Company, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of Section 5 shall be made after giving effect to such adjustment of the Warrant Exercise Price.

         (f) Exceptions. Notwithstanding anything in this Section 6 to the contrary, the Company shall not be required to make any adjustment of the Warrant Exercise Price in connection with (i) the issuance of shares of Common Stock upon exercise of options granted to management employees of the Company pursuant to a stock option plan and (ii) any acquisition in which all or part of the purchase price is payable in Common Stock or Convertible Securities and the Company or an Affiliate of the Company is the surviving corporation.

                  SECTION 7. Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  SECTION 8. Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or other disposition of any such shares shall be deemed an issuance thereof for the purposes of Section 6.

                  SECTION 9. Certain Events. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of Sections 4, 5 or 6 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an equitable adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights.

                  SECTION 10. Notice of Adjustment of Warrant Exercise Price. Upon any adjustment of the Warrant Exercise Price or in the occurrence of any event which should result in an adjustment to the Warrant Exercise Price, the Company shall promptly give written notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  SECTION 11.  Adjustments.

                  (a) Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the highest cent) and the shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of less than one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Warrant Exercise Price would be less than $.01 per share, but any such lesser adjustment shall be made at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more.

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                  (b) Adjustment of Number of Shares. Upon each adjustment of the Warrant Exercise Price as provided above, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

                  (c) Certain Prohibited Adjustments. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which would cause an adjustment of the Warrant Exercise Price to less than the par value of the Common Stock.

                  SECTION 12. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant. If the Holder would be entitled upon the exercise of any rights evidenced hereby to receive a fractional interest in a Warrant Share, the Company shall, upon such exercise, pay in lieu of such fractional interest an amount in cash equal to the value of such fractional interest, calculated based upon the Market Price as of the date this Warrant is exercised.

                  SECTION 13.  Notice of Certain Events.  In case at any time:

                  (a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

                  (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another corporation; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more said cases, the Company shall give notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale of assets, involuntary dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least thirty (30) days prior to the action in question in the case of an action specified in clause (ii). Notices of regular dividends provided by the Company in accordance with the requirements of the New York Stock Exchange shall constitute notice to the Holder of such dividends in accordance with this Section.

                  SECTION 14. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same Warrant Exercise Price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

                  SECTION 15. Taxes. The Company shall pay any tax or taxes attributable to the issuance of securities issuable upon the exercise of this Warrant, unless the certificates for such

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securities are to be issued in a name other than that of the Holder hereof. The
Company shall not be required to pay any tax or taxes levied or assessed with respect to any transfer of this Warrant or any Warrant Shares.

                  SECTION 16. Warrant Holder Not Deemed a Shareholder. No Holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of this Warrant of the securities which it is then entitled to receive upon the due exercise of this Warrant.

                  SECTION 17. No Limitation on Corporate Action. Except as otherwise specifically set forth herein, no provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

                  SECTION 18.  Transfer; Restrictive Legends.

                  (a) This Warrant may not be transferred or assigned to any Person without the express written consent of the Company, which consent shall not be unreasonably withheld, and without complying with the restrictions contained in Section 33 of this Warrant, if applicable. The Holder shall indemnify and hold harmless the Company from any transfer or assignment of this Warrant in violation of the terms hereof or in violation of applicable law. Further, this Warrant may be transferred separately from the Preferred Stock.

                  (b) This Warrant is subject to the condition that if at any time the Board of Directors of the Company determines, in its reasonable discretion based upon the advice of its securities counsel, that the registration or qualification of the Registrable Securities is necessary under any state or federal law as a condition of or in connection with the issuance and delivery of such securities, the issuance and delivery of such securities may be withheld unless and until such registration or qualification shall have been effected. Upon the request of Holder, the Company shall promptly supply to such Holder all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the securities, the Board of Directors may require, as a condition of exercise and as a condition to the issuance and delivery of any such securities, that the Holder deliver to the Company a letter in the form of Exhibit A hereto, with any supplemental changes the Board of Directors feels are necessary to comply with federal and state securities laws. The Company may endorse on certificates representing such securities such legends referring to the representations and restrictions contained herein and in such letter, in addition to any other applicable restrictions on resale as the Company, as it in its discretion shall deem appropriate.

                  SECTION 19. Vesting. Notwithstanding anything in Section 2 to the contrary, this Warrant shall be exercisable only with respect to the number of Warrant Shares which have vested in accordance with the following schedule:

                  (i) on the date hereof, one hundred and fifty thousand (150,000) Warrant Shares shall automatically vest; and
                  (ii) for so long as any of the Preferred Stock remains outstanding, an additional twenty thousand (20,000) Warrant Shares, up to an aggregate of one hundred thousand (100,000) Warrant Shares, shall vest on each anniversary of the date hereof;

provided, however, that upon the occurrence of an event described in Section 2(b) hereof, any Warrant Shares not then vested shall immediately vest; and provided further, that upon any adjustment of the number of Warrant Shares the Holder is entitled to purchase upon the exercise of this Warrant in accordance with Section 11(b) hereof, all numerical references to Warrant Shares contained in this Section 19 shall be proportionately adjusted.

                  SECTION 20.  Registration on Request of Holder.

         (a) At any time within the first five (5) years after the date this Warrant first becomes exercisable, upon the delivery to the Company of a written request of the Holder and any holder of Registrable Securities, requesting that the Company effect a registration under the Securities Act, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, and the Company thereupon on one occasion will use its best efforts to effect, as expeditiously as possible, a registration under the Securities Act (in accordance with the intended method of disposition specified in the notice from the Holder and any holder of Registrable Securities) of all of the Registrable Securities requested to be registered pursuant to this Section 20. Notwithstanding the foregoing provisions of this Section 20(a), the Company shall have no obligation to register any Registrable Securities during any period of time (not to exceed, in the case of (x) or (y), 60 days or, in the case of (z), 10 Business Days) when (x) the Company is contemplating a public offering of its securities and in the judgment of the managing underwriter thereof (or the Company, if such offering is not underwritten) such filing would have a material adverse effect on the contemplated offering, (y) the Company is in possession of material information that it deems advisable not to disclose in a registration statement, or (z) the Company is engaged in any program for the repurchase of stock of the Company.

         (b) If any requested registration pursuant to this Section 20 is in the form of an underwritten public offering, the holders of a majority of the Registrable Securities which are to be registered pursuant to this Section 20 shall have the right to select the manager or co-managers that will administer the offering, provided that such managers are reasonably satisfactory to the Company.

         (c) The Company's obligation to register Registrable Securities pursuant to Section 20(a) shall not be deemed satisfied if the registration statement does not become effective because of a material adverse change in the Company. In addition, if such registration statement does become effective and the method of disposition is an underwritten public offering, such obligation shall not be deemed satisfied if more than fifty percent (50%) of the Registrable Securities included in such registration statement are not sold because of a material adverse change in the Company.

         (d) From the date of receipt of a notice from the Company pursuant to
Section 20(a) until the completion of the period of distribution of the registration contemplated therein, the Company will not file with the Commission any other registration statement with respect to its capital stock, whether for its own account or that of other security holders, provided that the Company shall not be prohibited from filing any registration statements on Forms S-4 or S-8 or any other form which is not available for registering capital stock for sale to the public. The Company shall be entitled to include in any registration statement referred to in this Section 20 shares of its capital stock to be sold by the Company for its own account or by other stockholders of the Company pursuant to other registration rights agreements, provided the registration statement relates to an underwritten public offering and in the opinion of the managing underwriter such inclusion would not adversely affect the marketing of the securities to be sold by the holders of Registrable Securities.

         (e) Notwithstanding anything to the contrary in this Section 20, the amount of Registrable Securities to be included in an underwritten public offering may be reduced if and to the extent the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold in such underwritten public offering including the price at which such securities will be sold. If such a determination is made, (i) the number of equity securities (as defined in the Exchange Act) to be included by the Company and the number of equity securities to be included by stockholders other than the holder of Registrable Securities shall be reduced first; and then
(ii) the number of Registrable Securities to be included by the holders thereof shall be reduced in a manner consistent with the provisions of Section 20(f) hereof.

         (f) If a requested registration pursuant to this Section 20 (x) involves an underwritten public offering and the number of Registrable Securities requested to be included in such registration exceeds the largest number of Registrable Securities which can be sold as determined by the managing underwriter pursuant to Section 20(e) (the "Maximum Offering Size"), or (y) the number of Registrable Securities requested to be included in such registration statement exceeds the number of Registrable Securities the Company is obligated to register under Section 20(a), then the Company will include in such registration the number of Registrable Securities requested to be included pro rata in proportion to the percentage of Registrable Securities held by the holders of Registrable Securities requesting registration; provided, however, that such holders may decide among themselves a different priority.


                  SECTION 21. Incidental Registration Rights. If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to a registration statement on Forms S-4 or S-8, or any successor forms), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it shall at such time give the Holder and any holder of Registrable Securities prompt written notice of its intentions and, upon the written request of any such holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                  (i) if, at any time after giving written notice of its intention to register any securities and, prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

                  (ii) if such registration shall be in connection with an underwritten public offering and the managing underwriters shall advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such registration exceeds the number of such securities which can be sold in such offering, the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such underwriters can be sold and shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein (and if in the opinion of such underwriters, some but not all of the Registrable Securities may be so included, all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such underwritten public offering on the basis of the number of Registrable Securities requested to be included therein), except that, in the case of a registration initially requested or demanded by a holder or holders of securities other than Registrable Securities, the holders of the Registrable Securities requested to be included therein and the holders of such other securities shall share pro rata (based on the number of shares if the requested or demanded registration is to cover only Common Stock and, if not, based on the proposed offering price of the total number of securities included in such underwritten public offering requested to be included therein); and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities.

                  SECTION 22.  Registration in General.

         (a) Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company shall promptly:

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

                  (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

                  (iii) furnish to counsel (if any) elected by holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents shall be subject to the review of such counsel;

                  (iv) furnish to each seller of such securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits), such number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

                  (v) use its best efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to service of process in any such jurisdiction other than process served in connection with alleged violations by the Company of the securities laws of such jurisdiction;

                  (vi) furnish to each seller a signed counterpart, addressed to the sellers, of

                           (A) an opinion of counsel for the Company, dated the
                  effective date of the registration statement, and

                           (B) subject to the accountants obtaining the
                  necessary representations as specified in Statement on Auditing Standards No. 72, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to changes subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (vii) notify each seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act; and

                  (ix) use its best efforts to list such securities on any stock market on which the Common Stock is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

The Company may require each seller of any securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 22(b)(vii) hereof, such holder shall promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 22(b)(vii) hereof. If so directed by the Company, each holder of Registrable Securities shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 22(b)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 22(b)(vii) hereof.

         (b)      Indemnification.

                  (i)      Indemnification by the Company.

                  The Company shall indemnify and hold harmless each holder of Registrable Securities, each person who controls such holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the officers, directors, employees and agents of each such holder and control Person (each such Person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities, costs (including costs of preparation and attorneys' fees) and expenses (including expenses of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Holder and furnished in writing to the Company by such Indemnified Holder expressly for use therein. This indemnity shall be in addition to any liability which the Company may otherwise have.

                  If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall, at its expense, assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. The failure so to notify the Company shall not relieve the Company from any obligation or liability except to the extent (but only to the extent) that it shall finally be determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Company has been materially prejudiced by such failure. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (A) the Company has agreed to pay such fees and expenses or (B) the Company shall have failed promptly to assume the defense of such action or proceeding or has failed to employ counsel satisfactory to such Indemnified Holder or (C) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company or an Affiliate of the Company, and there may be one or more defenses available to such Indemnified Holder which are additional to, or in conflict with, those available to the Company or such Affiliate (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Holder). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment. Whether or not such defense is assumed by the Company, no Indemnified Holder shall be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Holder of a release, in form and substance satisfactory to the Indemnified Holder, from all liability in respect of such proceeding for which such Indemnified Holder would be entitled to indemnification hereunder (whether or not any Indemnified Holder is a party thereto).

                  (ii)     Indemnification by Holder of Registrable Securities.

                  Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holders, but only with respect to information relating to such holders furnished in writing by such holders expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given to the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by the preceding paragraph.

                  (iii)    Contribution

                  If the indemnification provided for in this Section 22(b) is unavailable to or insufficient to hold harmless an indemnified party under Section 22(b)(i) or Section 22(b)(ii) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Registrable Securities or if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 22(b)(i), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 22(b)(iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (c) Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities.

                  SECTION 23. Lock-Up Agreement. The Holder hereby agrees to enter into an agreement with the Company, in form and substance reasonably satisfactory to such Holder, restricting such Holder's ability to sell Warrant Shares for a period not to exceed one hundred eighty (180) days following any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

                  SECTION 24. Exchange of Warrant. This Warrant is exchangeable upon the surrender hereof by the holder hereof at such office or agency of the Company, for new warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

                  SECTION 25. Financial Information. Within one hundred twenty
(120) days after the close of each fiscal year of the Company ending after the date of the issuance of this Warrant and prior to the Expiration Date, the Company shall furnish to the Holder the audited consolidated financial statements of the Company and its consolidated subsidiaries (including balance sheet and income statements) as at the end of each such fiscal year in comparative form certified by a firm of independent certified public accountants of recognized national standing, reasonably acceptable to the Holder and selected by the Company, which financial statements shall be accompanied by the opinion of such certified public accountants thereon.

                  SECTION 26. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

                  SECTION 27. Representation of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same.

                  SECTION 28. Notice. All notices, demands and other communications under this Warrant shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following Persons:

                  (i)      if to the Company, to:


                           Gray Communications Systems, Inc.
                           126 North Washington Street
                           Albany, Georgia 31701
                           Attn: Mr. William A. Fielder, III
                           Telecopier No.:  (912) 888-9374


                  with a copy (which shall not constitute notice) to:


                           Heyman & Sizemore
                           2300 Cain Tower
                           229 Peachtree Street, NE
                           Atlanta, Georgia 30303-1608
                           Attn:  Neal H. Ray, Esq.
                           Telecopier No.:  (404) 521-2838


                  (ii)     if to the Holder hereof, to:


                           Bull Run Corporation
                           4370 Peachtree Road
                           Atlanta, Georgia 30319
                           Attn:  Mr. Robert S. Prather
                           Telecopier No.:  (404) 261-9607


or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 28 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of a change of address or telecopier number, shall not be deemed furnished until received.

                  SECTION 29. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against whom enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 30. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  SECTION 31. Governing Law. This Warrant shall be governed by the laws of the State of Georgia, without regard to conflict of laws principles.

                  SECTION 32. Date. The date of this Warrant is September 24, 1996. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 20, 21 and 22 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

                  SECTION 33. Certain Limitations on Exercise of Warrant. This Warrant may not be exercised by the Holder to the extent, but only to the extent, that the exercise of this Warrant would result in the Holder and its Affiliates owning more than 49.9% of the outstanding shares of Common Stock, on a fully diluted basis. In the event the circumstances described in the foregoing sentence preclude the Holder from exercising any portion of this Warrant, the Holder may, in accordance with the provisions of Section 18 of this Warrant, freely sell or otherwise transfer this Warrant to any third party other than a third party to which the Holder has previously sold, in one or more installments, an aggregate of twenty-five percent (25%) or more of the outstanding Common Stock, on a fully diluted basis.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and its seal to be hereunto affixed as of September 24, 1996.


                                           GRAY COMMUNICATIONS SYSTEMS, INC.



                                           By:  /s/ J. MACK ROBINSON
                                                Name: J. Mack Robinson
                                                Title: President
ATTEST:


By: ______________________________
         Secretary

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                                    EXHIBIT A

                               Notice of Exercise

                                     [Date]


Gray Communications Systems, Inc.
126 North Washington Street
Albany, Georgia 31701
Attn:  Mr. William A. Fielder, III

         Re:  Exercise of Warrant


         Pursuant to the provisions of that certain Warrant to Purchase Common Stock (the "Warrant") of Gray Communications Systems, Inc., a Georgia corporation (the "Company"), dated September 24, 1996, Bull Run Corporation, a Georgia corporation ("Bull Run"), hereby represents, warrants, covenants, and agrees with the Company as follows:

                  The shares of common stock of the Company being acquired by Bull Run pursuant to this exercise of the Warrant (the "Warrant Shares") will be acquired for its own account without the participation of any other person, with the intent of holding the Warrant Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Warrant Shares and not with a view to, or for resale in connection with, any distribution of the Warrant Shares, nor is Bull Run aware of the existence of any distribution of the Warrant Shares;

                  Bull Run is not acquiring the Warrant Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Warrant Shares but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Warrant Shares were not offered to Bull Run by means of publicly disseminated advertisements or sales literature;

                  Bull Run is able to bear the economic risks of the investment in the Warrant Shares, including the risk of a complete loss of Bull Run's investment therein;

                  Bull Run understands and agrees that the Warrant Shares will be issued and sold to Bull Run in reliance upon an exemption from, but without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  Except as set forth in Section 18 of the Warrant, the Warrant Shares cannot be offered for sale, sold or transferred by Bull Run other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and
         (B) evidence reasonably satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel reasonably satisfactory to it with respect to compliance with the above laws;

                                        1

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                  Except as set forth in Sections 20, 21 and 22 of the Warrant, the Company will be under no obligation to register the Warrant Shares or to comply with any exemption available for sale of the Warrant Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Warrant Shares;

                  Bull Run has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds, and other books and records. Bull Run has examined such of these documents as it wished and is familiar with the business and affairs of the Company. Bull Run realizes that the purchase of the Warrant Shares is a speculative investment and that any possible profit therefrom is uncertain;

                  Bull Run has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. Bull Run has received all information and data with respect to the Company which it has requested and which it has deemed relevant in connection with the evaluation of the merits and risks of its investment in the Company;

                  Bull Run has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Warrant Shares hereunder and it is able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties, and covenants made by Bull Run herein extends to and applies to all of the Warrant Shares. Acceptance by Bull Run of the certificate representing such Warrant Shares shall constitute a confirmation by Bull Run that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

         Bull Run understands that the certificates representing the Warrant Shares shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and agrees that a legend to that effect may be placed on any certificate which may be issued to Bull Run as a substitute for the certificates representing the Warrant Shares.

                                                     Very truly yours,

                                                     BULL RUN CORPORATION



                                                      By:
                                                           Its:








                                        2

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AGREED TO AND ACCEPTED:


GRAY COMMUNICATIONS SYSTEMS, INC.


By:
Title:


Number of Shares
Exercised:


Number of Shares
Remaining:                                            Date:

                                        3

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